FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 28, 2001


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Oregon                 0-22953                 91-1829481
---------------------------       ----------            ------------------
State or other jurisdiction       Commission            (I.R.S. Employer
 of incorporation                 File Number           Identification No.)

2055 First Street, Baker City, Oregon                          97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------

        (Former name or former address, if changed since last report)

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Item 5.  Other Events
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    The Registrant announced that Institutional Shareholder Services, Inc. has recommended that shareholders vote for management's nominees to the board of directors at the Annual Meeting of Shareholders scheduled for October 12, 2001. For further information, reference is made to the Registrant's press release dated September 28, 2001 which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit
     -------

        99     Press Release dated September 28, 2001

                                    1

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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     OREGON TRAIL FINANCIAL CORP.


DATE: September 28, 2001             By:/s/Berniel L. Maughan
                                        ----------------------------------
                                        Berniel L. Maughan
                                        President and Chief Executive Officer

                                      2

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                                Exhibit 99

                   Press Release Dated September 28, 2001

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                        OREGON TRAIL FINANCIAL CORP.

                           FOR IMMEDIATE RELEASE
                           ---------------------


Independent Proxy Firm Recommends Vote for the Oregon Trail Slate of Directors

     Baker City, OR, September 28, 2001  Oregon Trail Financial Corp. (Nasdaq:
OTFC) announced today that Institutional Shareholder Services, Inc. (ISS) has recommended that shareholders vote FOR management's nominees to the board of directors at the Annual Meeting of Shareholders scheduled for October 12, 2001 and against the nominee of dissident shareholder Joseph Stilwell. Management has nominated John A. Lienkaemper and John Gentry for terms expiring in 2004.

     ISS is the world's leading provider of proxy voting and corporate governance services. ISS serves more than 700 institutional and corporate clients worldwide for whom they analyze proxies and issue vote recommendations for more than 9000 U.S.-based shareholder meetings each year.

     In issuing its recommendation, ISS interviewed both the Oregon Trail Financial Corp. management team and Mr. Stilwell and his attorney and analyzed financial results for Oregon Trail Financial Corp. over the last few years with particular emphasis on the progress made since the new management team joined the company last year. In its report, ISS states "Arguably, the company's new strategic initiatives were the significant contributing factor in the increasing ROE, excluding expenses incurred by the company in contesting the dissident's actions". The report goes on to say that "Overall, based on stock and operational performance over the last year, new management appears to be taking the necessary steps in turning the company around".

     And as a conclusion to summarize its position, ISS reports " there is no compelling evidence to suggest that management is entrenched and is not working toward the best interest of all shareholders. Thus, injection of new blood on the board is not warranted at this time and the company should stay the course".

     Berniel L. Maughan stated on behalf of the company, "We are extremely gratified that an independent firm has reviewed the progress and plans our company has made and concluded that we are on the right track. We urge shareholders to send in the GREEN proxy card voting for Mr. Gentry and Mr. Lienkaemper to allow us to fully focus on enhancing shareholder value and end the distraction associated with the dissident issues".

     Oregon Trail Financial Corp. is headquartered in Baker City, Oregon and is the parent company of Pioneer Bank, which was founded in 1901. The company operates nine full service locations in seven eastern Oregon counties.

     On August 29, 2001, the company filed with the Securities and Exchange Commission (the "Commission") a definitive proxy statement in connection with the company's 2001 annual meeting of stockholders. Copies of the definitive proxy statement were mailed to stockholders on or about August 29, 2001. Investors and security holders are urged to read the definitive proxy statement and additional definitive soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the company with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for
free  by writing to the company at P.O. Box 846, Baker City, Oregon   97814,
attention, President.

     Contact: Berniel L. Maughan, President & CEO, Oregon Trail Financial Corp. (541) 523-6327.

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